Exhibit 99.1
FOR IMMEDIATE RELEASE

MaxLinear, Inc. Announces Third Quarter 2022 Financial Results

•Record net revenue of $285.7 million, up 2% sequentially and up 24% year-over-year
•Record GAAP gross profit of $167.5 million and non-GAAP gross profit of $177.1 million, with GAAP gross margin of 58.6% and non-GAAP gross margin of 62.0%
•Connectivity revenue, led by our Wi-Fi product offering, delivered $83 million, up 46% sequentially and 118% YoY
Carlsbad, Calif. – October 25, 2022 – MaxLinear, Inc. (Nasdaq: MXL), a leading provider of RF, analog, digital and mixed-signal integrated circuits, today announced financial results for the third quarter ended September 30, 2022.

Third Quarter Financial Highlights
GAAP basis:
•Net revenue was $285.7 million, up 2% sequentially and up 24% year-over-year.
•GAAP gross margin was 58.6%, compared to 58.7% in the prior quarter, and 56.5% in the year-ago quarter.
•GAAP operating expenses were $115.5 million in the third quarter 2022, or 40% of net revenue, compared to $125.3 million in the prior quarter, or 45% of net revenue, and $106.0 million in the year-ago quarter, or 46% of net revenue.
•GAAP income from operations was 18% of revenue, compared to income from operations of 14% in the prior quarter, and income from operations of 10% in the year-ago quarter.
•Net cash flow provided by operating activities was $61.8 million, compared to net cash flow provided by operating activities of $123.4 million in the prior quarter, and net cash flow provided by operating activities of $84.1 million in the year-ago quarter.
•GAAP diluted earnings per share was $0.35, compared to diluted earnings per share of $0.40 in the prior quarter, and diluted earnings per share of $0.12 in the year-ago quarter.
Non-GAAP basis:
•Non-GAAP gross margin was 62.0%. This compares to 62.3% in the prior quarter, and 61.3% in the year-ago quarter.
•Non-GAAP operating expenses were $80.4 million, or 28% of revenue, compared to $84.3 million or 30% of revenue in the prior quarter, and $74.4 million or 32% of revenue in the year-ago quarter.
•Non-GAAP income from operations was 34% of revenue, compared to 32% in the prior quarter, and 29% in the year-ago quarter.
•Non-GAAP diluted earnings per share was $1.05, compared to diluted earnings per share of $1.11 in the prior quarter, and diluted earnings per share of $0.75 in the year-ago quarter.

Management Commentary

“In the third quarter, we demonstrated strong execution with revenue up 2% sequentially and up 24% year-over-year. In particular, both Wi-Fi and ethernet delivered substantial sequential and year-over-year growth, while gateway access and wireless infrastructure contributed to solid year-over-year growth. Our connectivity category more than doubled year-over-year, driven by our differentiated Wi-Fi6 feature set, and we continue to be on a firm trajectory to deliver at least $200 million of Wi-Fi revenue in 2023. Our quarterly results included strong cash flow from operations of approximately $62 million and non-GAAP gross margin of 62.0%. We are looking forward to our pending merger with Silicon Motion, and are excited for the future growth opportunities of our comprehensive product portfolio,” commented Kishore Seendripu, Ph.D., Chairman and CEO.

Fourth Quarter 2022 Business Outlook

The company expects revenue in the fourth quarter 2022 to be approximately $285 million to $295 million. The Company also estimates the following:
•GAAP gross margin of approximately 55.5% to 58.5%;
•Non-GAAP gross margin of approximately 59% to 62%;
•GAAP operating expenses of approximately $114 million to $120 million;
•Non-GAAP operating expenses of approximately $77 to $83 million; and
•GAAP and non-GAAP interest and other expense of approximately $5 million.

Webcast and Conference Call
MaxLinear will host its third quarter financial results conference call today, October 25, 2022 at 1:30 p.m. Pacific Time (4:30 p.m. Eastern Time). To access this call, dial US toll free: 1-877-407-3109 / International: 1-201-493-6798. A live webcast of the conference call will be accessible from the investor relations section of the MaxLinear website at https://investors.maxlinear.com, and will be archived and available after the call at https://investors.maxlinear.com until November 9, 2022. A replay of the conference call will also be available until November 9, 2022 by dialing US toll free: 1-877-660-6853 / International: 1-201-612-7415 and Conference ID#: 13733502.

Cautionary Note Concerning Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, among others, statements concerning our future financial performance (including specifically our current guidance for fourth quarter 2022 revenue, gross margins, operating expenses, and interest and other expenses, as well as statements with respect to confidence in the Company’s outlook for fourth quarter 2022); statements concerning expectations of potential developments in our target markets, including (without limitation) management’s views with respect to the prospects for and trends in our broadband, connectivity, infrastructure and industrial and multi-market categories, and in particular, expectations concerning the development of our Wi-Fi market, including the Company’s ability to continue to increase market share and drive future growth opportunities in such market; and statements concerning the Company's pending merger with Silicon Motion. These forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause actual results to be materially different from any future results expressed or implied by the forward-looking statements and our future financial performance and operating results forecasts generally. Forward-looking statements are based on management’s current, preliminary expectations and are subject to various risks and uncertainties. In particular, our future operating results are substantially dependent on our assumptions about market trends and conditions. Additional risks and uncertainties affecting our business, future operating results and financial condition include, without limitation, risks relating to our proposed merger with Silicon Motion; intense competition in our industry; increasing supply chain risks within our industry, including increases in shipping and material costs and substantial shipping delays resulting in extended lead-times; inflation trends in our supply chain and in the global economy generally and increasing interest rates aimed at curbing inflation; uncertainties concerning the outcome of global trade negotiations, export control regulations and any changes thereof; heightened geopolitical risks generally; our dependence on a limited number of customers for a substantial portion of our revenues; potential decreases in average selling prices for our products; our ability to develop and introduce new and enhanced products on a timely basis and achieve market acceptance of those products, particularly as we seek to expand outside of our historic markets; potential uncertainties arising from continued consolidation among cable television and satellite operators in our target markets and continued consolidation among competitors within the semiconductor industry generally; uncertainties concerning how end user markets for our products will develop, including in particular markets we have entered more recently such as broadband, Wi-Fi and 5G wireless and fiber-optic data center high-speed interconnect infrastructure markets but also existing markets; the impact of our indebtedness and limitations on our operating flexibility based on financial and operating covenants in the applicable term loan agreements, including (without limitation) debt covenant restrictions that may limit our ability to obtain additional financing, granting liens, undergoing certain fundamental changes, or making investments or certain restricted payments, and selling assets; risks relating to intellectual property protection and the prevalence of intellectual property litigation in our industry; our reliance on a limited number of third party manufacturers; the impact of the COVID-19 pandemic; and our lack of long-term supply contracts and dependence on limited sources of supply.
In addition to these risks and uncertainties, investors should review the risks and uncertainties contained in our filings with the Securities and Exchange Commission (SEC), including our Annual Report on Form 10-K for the year ended December 31, 2021 filed with the SEC on February 2, 2022, and our Current Reports on Form 8-K, as well as the information to be set forth under the caption “Risk Factors” in MaxLinear’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2022. All forward-looking statements are based on the estimates, projections and assumptions of management as of October 25, 2022, and MaxLinear is under no obligation (and expressly disclaims any such obligation) to update or revise any forward-looking statements whether as a result of new information, future events, or otherwise.
Use of Non-GAAP Financial Measures
To supplement our unaudited consolidated financial statements presented on a basis consistent with GAAP, we disclose certain non-GAAP financial measures, including non-GAAP gross margin, operating expenses, operating expenses as a percentage of revenue, income from operations as percentage of revenue, and diluted earnings per share. These supplemental measures exclude the effects of (i) stock-based compensation expense; (ii) accruals related to our performance based bonus plan for 2022, which we currently intend to settle in shares of our common stock; (iii) accruals related to our performance-based bonus plan for 2021, which we settled in shares of common stock in 2022; (iv) amortization of purchased intangible assets; (v) research and development funded by others; (vi) acquisition and integration costs related to our acquisitions; (vii) professional fees and settlement costs related to IP and commercial litigation matters; (viii) severance and other restructuring charges; (ix) other non-recurring interest and other income (expenses), net attributable to acquisitions and (x) non-cash income tax benefits and expenses. These non-GAAP measures are not in accordance with and do not serve as an alternative for GAAP. We believe that these non-GAAP measures have limitations in that they do not reflect all of the amounts associated with our GAAP results of operations. These non-GAAP measures should only be viewed in conjunction with corresponding GAAP measures. We compensate for the limitations of non-GAAP financial measures by relying upon GAAP results to gain a complete picture of our performance.
We believe that non-GAAP financial measures can provide useful information to both management and investors by excluding certain non-cash and other one-time expenses that we believe are not indicative of our core operating results. Among other uses, our management uses non-GAAP measures to compare our performance relative to forecasts and strategic plans and to benchmark our performance externally against competitors. In addition, management’s incentive compensation will be determined in part using these non-GAAP measures because we believe non-GAAP measures better reflect our core operating performance.
The following are explanations of each type of adjustment that we incorporate into non-GAAP financial measures:
Stock-based compensation expense relates to equity incentive awards granted to our employees, directors, and consultants. Our equity incentive plans are important components of our employee incentive compensation arrangements and are reflected as expenses in our GAAP results. Stock-based compensation expense has been and will continue to be a significant recurring expense for MaxLinear. While we include the dilutive impact of equity awards in weighted average shares outstanding, the expense associated with stock-based awards reflects a non-cash charge that we exclude from non-GAAP net income.
Bonuses under our executive and non-executive bonus programs have been excluded from our non-GAAP net income for all periods reported. Bonus payments for the 2021 performance periods were settled through the issuance of shares of common stock under our equity incentive plans in February 2022. We currently expect that bonus awards under our fiscal 2022 program will be settled in common stock in the first quarter of fiscal 2023.
Expenses incurred in relation to acquisitions include amortization of purchased intangible assets, acquisition and integration costs primarily consisting of professional and consulting fees, and accretion of discount on deferred purchase price payments to interest expense.
Research and development funded by others represents proceeds received under contracts for jointly funded R&D projects to develop technology that may be commercialized into a product in the future. Initially such proceeds may not yet be recognized in GAAP results if, pursuant to contract terms, the Company may be required to repay all or a portion of the funds provided by the other party under certain conditions. Management believes it is not probable that it will trigger such conditions. Once such conditions have been resolved, the proceeds are recognized in GAAP results, and accordingly, reversed from non-GAAP results.
Restructuring charges incurred are related to our restructuring plans which eliminate redundancies and primarily include severance and restructuring costs related to impairment of leased right-of-use assets or from exiting certain facilities.
Expenses incurred in relation to our intellectual property and commercial litigation include professional fees incurred.
Income tax benefits and expense adjustments are those that do not affect cash income taxes payable.
Reconciliations of non-GAAP measures for the historic periods disclosed in this press release appear below. Because of the inherent uncertainty associated with our ability to project future charges, particularly related to stock-based compensation and its related tax effects as well as potential impairments, a quantitative reconciliation is not available without unreasonable efforts and accordingly we have not provided a reconciliation for non-GAAP guidance provided for the fourth quarter 2022.
Additional Information and Where to Find It
This press release makes reference to a proposed merger involving MaxLinear and Silicon Motion. In connection with the proposed transaction, MaxLinear has filed with the Securities and Exchange Commission (the “SEC”), and the SEC has declared effective, a Registration Statement on Form S-4 (File No. 333-265645), that includes a proxy statement of Silicon Motion and a prospectus of MaxLinear.
The proxy statement/prospectus and this press release are not offers to sell MaxLinear securities, and are not soliciting an offer to buy MaxLinear securities in any state where the offer and sale is not permitted.
MAXLINEAR AND SILICON MOTION URGE INVESTORS AND SECURITY HOLDERS TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND OTHER DOCUMENTS PROVIDED TO SILICON MOTION SECURITY HOLDERS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders are able to obtain the Registration Statement on Form S-4 free of charge at the SEC’s website, www.sec.gov. Copies of documents filed with the SEC by MaxLinear (when they become available) may be obtained free of charge on MaxLinear’s website at www.maxlinear.com or by contacting MaxLinear’s Investor Relations Department at IR@MaxLinear.com. Copies of documents filed or furnished by Silicon Motion (when they become available) may be obtained free of charge on Silicon Motion’s website at https://www.siliconmotion.com or by contacting Silicon Motion’s Investor Relations Department at IR@siliconmotion.com.
About MaxLinear, Inc.
MaxLinear, Inc. (Nasdaq:MXL) is a leading provider of radio frequency (RF), analog, digital and mixed-signal integrated circuits for access and connectivity, wired and wireless infrastructure, and industrial and multi-market applications. MaxLinear is headquartered in Carlsbad, California. For more information, please visit www.maxlinear.com.
MXL is MaxLinear’s registered trademark. Other trademarks appearing herein are the property of their respective owners.
MaxLinear, Inc. Investor Relations Contact:
Leslie Green
Tel: +1 650-312-9060
lgreen@maxlinear.com

MAXLINEAR, INC.
UNAUDITED GAAP CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per share data)

	Three Months Ended
	September 30, 2022	June 30, 2022	September 30, 2021
Net revenue	$285,730	$280,009	$229,774
Cost of net revenue	118,242	115,658	99,981
Gross profit	167,488	164,351	129,793
Operating expenses:
Research and development	76,437	80,395	67,538
Selling, general and administrative	38,472	44,487	38,469
Restructuring charges	631	462	—
Total operating expenses	115,540	125,344	106,007
Income from operations	51,948	39,007	23,786
Interest income	62	82	28
Interest expense	(2,711)	(2,416)	(2,649)
Other income (expense), net	(4,705)	7,179	(105)
Total other income (expense), net	(7,354)	4,845	(2,726)
Income before income taxes	44,594	43,852	21,060
Income tax provision	16,186	11,886	11,802
Net income	$28,408	$31,966	$9,258
Net income per share:
Basic	$0.36	$0.41	$0.12
Diluted	$0.35	$0.40	$0.12
Shares used to compute net income per share:
Basic	78,436	77,858	76,582
Diluted	80,060	80,279	79,815

MAXLINEAR, INC.
UNAUDITED GAAP CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per share data)

	Nine Months Ended
	September 30, 2022	September 30, 2021
Net revenue	$829,666	$644,509
Cost of net revenue	343,237	290,454
Gross profit	486,429	354,055
Operating expenses:
Research and development	222,718	205,120
Selling, general and administrative	123,536	110,823
Restructuring charges	1,093	2,204
Total operating expenses	347,347	318,147
Income from operations	139,082	35,908
Interest income	175	46
Interest expense	(7,476)	(10,596)
Loss on extinguishment of debt	—	(5,221)
Other income (expense), net	1,704	(746)
Total other income (expense), net	(5,597)	(16,517)
Income before income taxes	133,485	19,391
Income tax provision	39,525	5,598
Net income	$93,960	$13,793
Net income per share:
Basic	$1.21	$0.18
Diluted	$1.17	$0.17
Shares used to compute net income per share:
Basic	77,833	75,795
Diluted	80,331	79,048

MAXLINEAR, INC.
UNAUDITED GAAP CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Three Months Ended
	September 30, 2022	June 30, 2022	September 30, 2021
Operating Activities
Net income	$28,408	$31,966	$9,258
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization and depreciation	18,457	19,569	23,117
Amortization of debt issuance costs and accretion of discount on debt and leases	505	471	513
Stock-based compensation	20,131	19,469	16,022
Deferred income taxes	15,962	517	6,866
Loss on disposal of property and equipment	3	5	145
Unrealized holding (gain) loss on investments	5,277	(4,813)	—
Impairment of leased right-of-use assets	—	462	—
Gain on foreign currency and other	(570)	(2,359)	(24)
Excess tax benefits on stock based awards	(273)	(2,309)	(738)
Changes in operating assets and liabilities:
Accounts receivable	(41,007)	(11,000)	28,454
Inventory	(19,539)	(7,390)	(28,844)
Prepaid expenses and other assets	2,129	(1,675)	39
Accounts payable, accrued expenses and other current liabilities	19,768	29,669	28,743
Accrued compensation	10,832	9,118	8,616
Accrued price protection liability	6,171	42,822	(5,319)
Lease liabilities	(2,974)	(2,210)	(2,723)
Other long-term liabilities	(1,514)	1,125	(48)
Net cash provided by operating activities	61,766	123,437	84,077
Investing Activities
Purchases of property and equipment	(9,119)	(10,706)	(9,624)
Purchases of intangible assets	(5,236)	(567)	(5,504)
Cash used in acquisitions, net of cash acquired	—	—	(7,500)
Purchases of investments	(1,000)	(5,000)	—
Net cash used in investing activities	(15,355)	(16,273)	(22,628)
Financing Activities
Payment of debt issuance cost	—	—	(17)
Repayment of debt	(75,000)	(40,000)	(20,000)
Net proceeds from issuance of common stock	81	3,046	192
Minimum tax withholding paid on behalf of employees for restricted stock units	(380)	(3,698)	(976)
Repurchase of common stock	—	(5,214)	(1,008)
Net cash used in financing activities	(75,299)	(45,866)	(21,809)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(1,038)	(1,132)	(520)
Increase (decrease) in cash, cash equivalents and restricted cash	(29,926)	60,166	39,120
Cash, cash equivalents and restricted cash at beginning of period	212,419	152,253	131,434
Cash, cash equivalents and restricted cash at end of period	$182,493	$212,419	$170,554

MAXLINEAR, INC.
UNAUDITED GAAP CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Nine Months Ended
	September 30, 2022	September 30, 2021
Operating Activities
Net income	$93,960	$13,793
Adjustments to reconcile net income to cash provided by operating activities:
Amortization and depreciation	61,906	67,439
Amortization of debt issuance costs and accretion of discount on debt and leases	1,462	2,584
Stock-based compensation	58,154	42,943
Deferred income taxes	23,321	1,405
Loss on disposal of property and equipment	167	533
Unrealized holding (gain) loss on investments	1,418	—
Impairment of leasehold improvements	—	226
Impairment of leased right-of-use assets	462	429
Loss on extinguishment of debt	—	5,221
(Gain) loss on foreign currency	(3,245)	384
Excess tax benefits on stock-based awards	(9,702)	(5,369)
Changes in operating assets and liabilities:
Accounts receivable	(57,976)	(39,425)
Inventory	(34,267)	(29,440)
Prepaid expenses and other assets	3,957	33,487
Leased right-of-use assets	—	72
Accounts payable, accrued expenses and other current liabilities	82,389	35,054
Accrued compensation	32,187	23,849
Accrued price protection liability	76,968	1,636
Lease liabilities	(8,485)	(7,070)
Other long-term liabilities	(3,307)	4,449
Net cash provided by operating activities	319,369	152,200
Investing Activities
Purchases of property and equipment	(24,625)	(26,934)
Purchases of intangible assets	(10,440)	(6,616)
Cash used in acquisitions, net of cash acquired	—	(35,000)
Proceeds loaned under notes receivable	(10,000)	—
Purchases of investments	(29,325)	(5,000)
Net cash used in investing activities	(74,390)	(73,550)
Financing Activities
Proceeds from the issuance of debt	—	350,000
Payment of debt issuance cost	—	(4,144)
Repayment of debt	(135,000)	(389,813)
Net proceeds from issuance of common stock	3,214	6,286
Minimum tax withholding paid on behalf of employees for restricted stock units	(28,527)	(11,081)
Repurchase of common stock	(31,511)	(8,145)
Net cash used in financing activities	(191,824)	(56,897)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(2,400)	(1,233)
Increase in cash, cash equivalents and restricted cash	50,755	20,520
Cash, cash equivalents and restricted cash at beginning of period	131,738	150,034
Cash, cash equivalents and restricted cash at end of period	$182,493	$170,554

MAXLINEAR, INC.
UNAUDITED GAAP CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	September 30, 2022	June 30, 2022	September 30, 2021
Assets
Current assets:
Cash and cash equivalents	$181,496	$211,363	$169,424
Short-term restricted cash	971	162	107
Short-term investments	18,587	23,864	—
Accounts receivable, net	178,072	137,065	106,867
Inventory	165,970	146,431	127,347
Prepaid expenses and other current assets	17,879	19,739	14,535
Total current assets	562,975	538,624	418,280
Long-term restricted cash	26	894	1,023
Property and equipment, net	67,081	64,136	53,022
Leased right-of-use assets	30,041	33,154	23,668
Intangible assets, net	122,142	127,928	163,894
Goodwill	306,739	306,739	302,828
Deferred tax assets	65,767	81,762	84,660
Other long-term assets	27,927	27,456	6,519
Total assets	$1,182,698	$1,180,693	$1,053,894

Liabilities and stockholders’ equity
Current liabilities	$351,318	$316,081	$231,274
Long-term lease liabilities	25,040	27,838	21,400
Long-term debt	171,607	246,450	326,027
Other long-term liabilities	18,852	20,727	17,650
Stockholders’ equity	615,881	569,597	457,543
Total liabilities and stockholders’ equity	$1,182,698	$1,180,693	$1,053,894

MAXLINEAR, INC.
UNAUDITED RECONCILIATION OF NON-GAAP ADJUSTMENTS
(in thousands, except per share data)

	Three Months Ended
	September 30, 2022	June 30, 2022	September 30, 2021
GAAP gross profit	$167,488	$164,351	$129,793
Stock-based compensation	188	162	151
Performance based equity	136	146	123
Amortization of purchased intangible assets	9,332	9,820	10,743
Non-GAAP gross profit	177,144	174,479	140,810

GAAP R&D expenses	76,437	80,395	67,538
Stock-based compensation	(10,635)	(9,983)	(7,691)
Performance based equity	(7,690)	(7,231)	(6,642)
Research and development funded by others	(1,000)	(2,000)	—
Non-GAAP R&D expenses	57,112	61,181	53,205

GAAP SG&A expenses	38,472	44,487	38,469
Stock-based compensation	(9,308)	(9,324)	(8,179)
Performance based equity	(3,043)	(2,708)	(3,120)
Amortization of purchased intangible assets	(1,541)	(2,926)	(5,811)
Acquisition and integration costs	(1,278)	(6,369)	(135)
Non-GAAP SG&A expenses	23,302	23,160	21,224

GAAP restructuring expenses	631	462	—
Restructuring charges	(631)	(462)	—
Non-GAAP restructuring expenses	—	—	—

GAAP income from operations	51,948	39,007	23,786
Total non-GAAP adjustments	44,782	51,131	42,595
Non-GAAP income from operations	96,730	90,138	66,381

GAAP interest and other income (expense), net	(7,354)	4,845	(2,726)
Non-recurring interest and other income (expense), net	58	56	73
Non-GAAP interest and other income (expense), net	(7,296)	4,901	(2,653)

GAAP income before income taxes	44,594	43,852	21,060
Total non-GAAP adjustments	44,840	51,187	42,668
Non-GAAP income before income taxes	89,434	95,039	63,728

GAAP income tax provision	16,186	11,886	11,802
Adjustment for non-cash tax benefits/expenses	(10,820)	(6,184)	(7,979)
Non-GAAP income tax provision	5,366	5,702	3,823

GAAP net income	28,408	31,966	9,258
Total non-GAAP adjustments before income taxes	44,840	51,187	42,668
Less: total tax adjustments	(10,820)	(6,184)	(7,979)
Non-GAAP net income	$84,068	$89,337	$59,905

Shares used in computing non-GAAP basic net income per share	78,436	77,858	76,582
Shares used in computing non-GAAP diluted net income per share	80,060	80,279	79,815
Non-GAAP basic net income per share	$1.07	$1.15	$0.78
Non-GAAP diluted net income per share	$1.05	$1.11	$0.75

MAXLINEAR, INC.
UNAUDITED RECONCILIATION OF NON-GAAP ADJUSTMENTS
(in thousands, except per share data)

	Nine Months Ended
	September 30, 2022	September 30, 2021
GAAP gross profit	$486,429	$354,055
Stock-based compensation	513	468
Performance based equity	394	332
Amortization of purchased intangible assets	29,963	32,233
Non-GAAP gross profit	517,299	387,088

GAAP R&D expenses	222,718	205,120
Stock-based compensation	(30,294)	(22,121)
Performance based equity	(20,258)	(19,489)
Research and development funded by others	(200)	(3,800)
Acquisition and integration costs	—	(130)
Non-GAAP R&D expenses	171,966	159,580

GAAP SG&A expenses	123,536	110,823
Stock-based compensation	(27,347)	(20,354)
Performance based equity	(7,819)	(8,367)
Amortization of purchased intangible assets	(10,643)	(17,697)
Acquisition and integration costs	(7,642)	(1,721)
IP litigation costs, net	—	(11)
Non-GAAP SG&A expenses	70,085	62,673

GAAP restructuring expenses	1,093	2,204
Restructuring charges	(1,093)	(2,204)
Non-GAAP restructuring expenses	—	—

GAAP income from operations	139,082	35,908
Total non-GAAP adjustments	136,166	128,927
Non-GAAP income from operations	275,248	164,835

GAAP income (loss) on extinguishment of debt	—	(5,221)
Loss on extinguishment of debt	—	5,221
Non-GAAP loss on extinguishment of debt	—	—

GAAP interest and other income (expense), net	(5,597)	(11,296)
Non-recurring interest and other income (expense), net	182	516
Non-GAAP interest and other income (expense), net	(5,415)	(10,780)

GAAP income before income taxes	133,485	19,391
Total non-GAAP adjustments	136,348	134,664
Non-GAAP income before income taxes	269,833	154,055

GAAP income tax provision	39,525	5,598
Adjustment for non-cash tax benefits/expenses	(23,335)	3,645
Non-GAAP income tax provision	16,190	9,243

GAAP net income	93,960	13,793
Total non-GAAP adjustments before income taxes	136,348	134,664
Less: total tax adjustments	(23,335)	3,645
Non-GAAP net income	$253,643	$144,812

Shares used in computing non-GAAP basic net income per share	77,833	75,795
Shares used in computing non-GAAP diluted net income per share	80,331	79,048
Non-GAAP basic net income per share	$3.26	$1.91
Non-GAAP diluted net income per share	$3.16	$1.83

MAXLINEAR, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

	Three Months Ended
	September 30, 2022	June 30, 2022	September 30, 2021
GAAP gross profit	58.6%	58.7%	56.5%
Stock-based compensation	0.1%	0.1%	0.1%
Performance based equity	0.1%	0.1%	0.1%
Amortization of purchased intangible assets	3.3%	3.5%	4.7%
Non-GAAP gross profit	62.0%	62.3%	61.3%

GAAP R&D expenses	26.8%	28.7%	29.4%
Stock-based compensation	(3.7)%	(3.6)%	(3.4)%
Performance based equity	(2.7)%	(2.6)%	(2.9)%
Research and development funded by others	(0.4)%	(0.7)%	—%
Non-GAAP R&D expenses	20.0%	21.9%	23.2%

GAAP SG&A expenses	13.5%	15.9%	16.7%
Stock-based compensation	(3.3)%	(3.3)%	(3.6)%
Performance based equity	(1.1)%	(1.0)%	(1.4)%
Amortization of purchased intangible assets	(0.5)%	(1.0)%	(2.5)%
Acquisition and integration costs	(0.5)%	(2.3)%	(0.1)%
Non-GAAP SG&A expenses	8.2%	8.3%	9.2%

GAAP restructuring expenses	0.2%	0.2%	—%
Restructuring charges	(0.2)%	(0.2)%	—%
Non-GAAP restructuring expenses	(0.2)%	—%	—%

GAAP income from operations	18.2%	13.9%	10.4%
Total non-GAAP adjustments	15.7%	18.3%	18.5%
Non-GAAP income from operations	33.9%	32.2%	28.9%

GAAP interest and other income (expense), net	(2.6)%	1.7%	(1.2)%
Non-recurring interest and other income (expense), net	—%	—%	—%
Non-GAAP interest and other income (expense), net	(2.6)%	1.8%	(1.2)%

GAAP income before income taxes	15.6%	15.7%	9.2%
Total non-GAAP adjustments before income taxes	15.7%	18.3%	18.6%
Non-GAAP income before income taxes	31.3%	33.9%	27.7%

GAAP income tax provision	5.7%	4.2%	5.1%
Adjustment for non-cash tax benefits/expenses	(3.8)%	(2.2)%	(3.5)%
Non-GAAP income tax provision	1.9%	2.0%	1.7%

GAAP net income	9.9%	11.4%	4.0%
Total non-GAAP adjustments before income taxes	15.7%	18.3%	18.6%
Less: total tax adjustments	(3.8)%	(2.2)%	(3.5)%
Non-GAAP net income	29.4%	31.9%	26.1%

MAXLINEAR, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

	Nine Months Ended
	September 30, 2022	September 30, 2021
GAAP gross profit	58.6%	54.9%
Stock-based compensation	0.1%	0.1%
Performance based equity	0.1%	0.1%
Amortization of purchased intangible assets	3.6%	5.0%
Non-GAAP gross profit	62.4%	60.1%

GAAP R&D expenses	26.8%	31.8%
Stock-based compensation	(3.7)%	(3.4)%
Performance based equity	(2.4)%	(3.0)%
Research and development funded by others	—%	(0.6)%
Acquisition and integration costs	—%	—%
Non-GAAP R&D expenses	20.7%	24.8%

GAAP SG&A expenses	14.9%	17.2%
Stock-based compensation	(3.3)%	(3.2)%
Performance based equity	(0.9)%	(1.3)%
Amortization of purchased intangible assets	(1.3)%	(2.8)%
Acquisition and integration costs	(0.9)%	(0.3)%
Non-GAAP SG&A expenses	8.5%	9.7%

GAAP restructuring expenses	0.1%	0.3%
Restructuring charges	(0.1)%	(0.3)%
Non-GAAP restructuring expenses	(0.1)%	—%

GAAP income from operations	16.8%	5.6%
Total non-GAAP adjustments	16.4%	20.0%
Non-GAAP income from operations	33.2%	25.6%

GAAP income (loss) on extinguishment of debt	—%	(0.8)%
Loss on extinguishment of debt	—%	0.8%
Non-GAAP loss on extinguishment of debt	—%	—%

GAAP interest and other income (expense), net	(0.7)%	(1.8)%
Non-recurring interest and other income (expense), net	—%	0.1%
Non-GAAP interest and other income (expense), net	(0.7)%	(1.7)%

GAAP income before income taxes	16.1%	3.0%
Total non-GAAP adjustments	16.4%	20.9%
Non-GAAP income before income taxes	32.5%	23.9%

GAAP income tax provision	4.8%	0.9%
Adjustment for non-cash tax benefits/expenses	(2.8)%	0.6%
Non-GAAP income tax provision	2.0%	1.4%

GAAP net income	11.3%	2.1%
Total non-GAAP adjustments before income taxes	16.4%	20.9%
Less: total tax adjustments	(2.8)%	0.6%
Non-GAAP net income	30.6%	22.5%